Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of SquareTwo Financial Corporation (the “Company”) on Form 10-Q for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to such officer's knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	November 13, 2014	By:	/s/ Paul A. Larkins
		Name:	Paul A. Larkins
		Title:	Chief Executive Officer

Date:	November 13, 2014	By:	/s/ John D. Lowe
		Name:	John D. Lowe
		Title:	Senior Vice President and Chief Financial Officer